UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

PRECISION CASTPARTS CORP.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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M94637-P67909-Z65992 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. PRECISION CASTPARTS CORP. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on August 11, 2015. Meeting Information Meeting Type: Annual For holders as of: June 9, 2015 Date: August 11, 2015 Time: 1:00 PM PDT Location: The Aquariva Restaurant Bella Vista Room 0470 SW Hamilton Ct. Portland, OR 97239 Complimentary valet parking will be available 4650 SW MACADAM AVE. SUITE 400 PORTLAND, OR 97239 See the reverse side of this notice to obtain proxy materials and voting instructions

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 28, 2015 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. ANNUAL REPORT AND NOTICE AND PROXY STATEMENT Proxy Materials Available to VIEW or RECEIVE: M94638-P67909-Z65992

Voting Items The Board of Directors recommends you vote FOR Proposals 2 and 3: 1a. Peter B. Delaney 1d. Lester L. Lyles 1b. Mark Donegan 1e. Vernon E. Oechsle 1g. Ulrich Schmidt 1c. Don R. Graber 1f. James F. Palmer 1h. Richard L. Wambold 1i. Timothy A. Wicks 1j. Janet C. Wolfenbarger 2. Ratification of Appointment of Independent Registered Public Accounting Firm. 3. Advisory Vote Regarding Compensation of Named Executive Officers. NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder(s). If no direction is made, this proxy will be voted FOR items 1, 2 and 3 and AGAINST item 4. The proxies will vote in their discretion as to any other matters that properly come before the meeting. The Board of Directors recommends you vote AGAINST Proposal 4: 4. Shareholder Proposal Regarding Proxy Access. 1. Election of Directors Nominees: The Board of Directors recommends that you vote FOR the following: M94639-P67909-Z65992

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